Operating Leases and Obligations Related to Finance Leases	12 Months Ended
Dec. 31, 2020
Leases [Abstract]
Lessee, Operating Leases	Operating Leases and Obligations Related to Finance Leases
Operating Leases
The Company charters-in vessels from other vessel owners on time-charter contracts, whereby the vessel owner provides use and technical operation of the vessel for the Company. A time charter-in contract is typically for a fixed period of time, although in certain cases, the Company may have the option to extend the charter. The Company typically pays the owner a daily hire rate that is fixed over the duration of the charter. The Company is generally not required to pay the daily hire rate during periods the vessel is not able to operate.
With respect to time charter-in contracts with an original term of more than one year, for the year ended December 31, 2020, the Company incurred $30.0 million (2019 - $25.2 million) of time-charter hire expenses related to five (2019 - four) time charter-in contracts, of which $16.0 million (2019 - $14.1 million) was allocable to the lease component and $14.0 million (2019 - $11.1 million) was allocable to the non-lease component. The $16.0 million (2019 - $14.1 million) allocable to the lease component approximate the cash paid for the amounts included in lease liabilities and is reflected as a reduction in operating cash flows for the year ended December 31, 2020. Three of these time charter-in contracts include an option to extend the charter for an additional one-year term. Since it is not reasonably certain that the Company will exercise the options, the lease components of the options are not recognized as part of the right-of-use assets and lease liabilities. As at December 31, 2020, the weighted-average remaining lease term and weighted-average discount rate for these time charter-in contracts were 0.7 years and 4.49%, respectively (2019 - 1.2 years and 5.55%, respectively).
The Company has elected to recognize the lease payments of short-term leases in the statement of income (loss) on a straight-line basis over the lease term and variable lease payments in the period in which the obligation for those payments is incurred, which is consistent with the recognition of payment for the non-lease component. Short-term leases are leases with an original term of one year or less, excluding those leases with an option to extend the lease for greater than one year or an option to purchase the underlying asset that the lessee is deemed reasonably certain to exercise. For the year ended December 31, 2020, the Company incurred $6.3 million (2019 - $18.0 million) of time-charter hire expense related to time charter-in contracts classified as short-term leases.
During the year ended December 31, 2020, the Company chartered in one lightering support vessel for a period of 24 months, which resulted in the Company recognizing right-of-use assets of $0.8 million on the lease commencement date. During the year ended December 31, 2019, the Company chartered in two LR2 vessels and one Aframax vessel for periods of 24 months, which resulted in the Company recognizing right-of-use assets of $14.7 million and $7.8 million on the lease commencement dates for the LR2 vessels and Aframax vessel, respectively. In December 2020, the Company entered into a time charter-in contract for one Aframax tanker newbuilding for a period of seven years, with three additional one-year extension options, which is expected to be delivered to the Company in the fourth quarter of 2022. The Company expects to recognize a right-of-use asset and lease liability upon delivery of the vessel.

A maturity analysis of the Company's operating lease liabilities from time charter-in contracts (excluding short-term leases) as at December 31, 2020 is as follows:

	Lease Commitment $	Non-Lease Commitment $	Total Commitment $
As at December 31, 2020
Payments:
2021	3,744	4,235	7,979
2022	319	1,226	1,545
Total payments	4,063	5,461	9,524
Less: imputed interest	(63)
Carrying value of operating lease liabilities	4,000

As at December 31, 2020, the total minimum commitments to be incurred by the Company under time charter-in contracts were approximately $10.3 million (2021), $3.3 million (2022), $6.8 million (2023), $6.8 million (2024), $6.8 million (2025), and $25.0 million (thereafter), including one
Aframax tanker newbuilding expected to be delivered to the Company in the fourth quarter of 2022 to commence a seven-year time charter-in contract. As at December 31, 2019, the total minimum commitments to be incurred by the Company under time charter-in contracts were approximately $34.7 million (2020) and $5.9 million (2021).
Lessee, Finance Leases
Obligations Related to Finance Leases

	As at	As at
	December 31, 2020	December 31, 2019
	$	$
Total obligations related to finance leases	360,043	414,788
Less: current portion	(78,476)	(25,357)
Long-term obligations related to finance leases	281,567	389,431
From 2017 to 2019, the Company completed sale-leaseback financing transactions with financial institutions relating to 16 of the Company's vessels. Under these arrangements, the Company transferred the vessels to subsidiaries of the financial institutions (or collectively, the Lessors) and leased the vessels back from the Lessors on bareboat charters ranging from 9- to 12-year terms. The Company is obligated to purchase eight of the vessels upon maturity of their respective bareboat charters. The Company also has the option to purchase each of the 16 vessels at various times starting between July 2020 and November 2021 until the end of their respective lease terms. In October 2020, the Company completed the purchases of two of these vessels for a total cost of $29.6 million.

As at December 31, 2020, the Company consolidates 12 of the remaining 14 Lessors for financial reporting purposes as VIEs. The Company understands that these vessels and lease operations are the only assets and operations of the Lessors. The Company operates the vessels during the lease terms, and as a result, is considered to be the Lessors' primary beneficiary.

The liabilities of the 12 Lessors are loans and are non-recourse to the Company. The amounts funded to the 12 Lessors in order to purchase the vessels materially match the funding to be paid by the Company's subsidiaries under these lease-back transactions. As a result, the amounts due by the Company's subsidiaries to the 12 Lessors considered as VIEs have been included in obligations related to finance leases as representing the Lessors' loans.

Subsequent to the adoption of ASU 2016-02 on January 1, 2019, sale and leaseback transactions where the lessee has a purchase obligation are treated as a failed sale. Consequently, the sale-leaseback of the Aspen Spirit and Cascade Spirit during the second quarter of 2019 is accounted for as a failed sale and the Company has not derecognized the assets and continues to depreciate the assets as if it was the legal owner. Proceeds received from the sale are set up as an obligation related to finance lease and bareboat charter hire payments made by the Company to the Lessor are allocated between interest expense and principal repayments on the obligation related to finance lease.

The bareboat charters related to these vessels require that the Company maintain a minimum liquidity (cash, cash equivalents and undrawn committed revolving credit lines with at least six months to maturity) of the greater of $35.0 million and at least 5.0% of the Company's consolidated debt and obligations related to finance leases.

Six bareboat charters were entered into with subsidiaries of a financial institution in July 2017 and November 2018. Four of these bareboat charters, entered into in July 2017, require the Company to maintain, for each vessel, a minimum hull coverage ratio of 90% of the total outstanding principal balance during the first three years of the lease period and 100% of the total outstanding principal balance thereafter. As at December 31, 2020, these ratios ranged from 121% to 143% (2019 - ranged from 110% to 132%). The remaining two of these bareboat charters, entered into in November 2018, require the Company to maintain, for each vessel, a minimum hull coverage ratio of 100% of the total outstanding principal balance. As at December 31, 2020, these ratios ranged from 145% to 156% (2019 - ranged from 140% to 144%). Should any of these ratios drop below the required amount, the Lessor may request that the Company prepay additional charter hire.

Eight bareboat charters were entered into with subsidiaries of a financial institution in September 2018 and May 2019. Six of these bareboat charters, entered into in September 2018, require the Company to maintain, for each vessel, a minimum hull coverage ratio of 75% of the total outstanding principal balance during the first year of the lease period, 78% for the second year, 80% for the following two years and 90% of the total outstanding principal balance thereafter. As at December 31, 2020, these ratios ranged from 80% to 88% (2019 - ranged from 106% to 123%). The remaining two of these bareboat charters, entered into in May 2019, require the Company to maintain, for each vessel, a minimum hull coverage ratio of 75% of the total outstanding principal balance during the first year of the lease period, 78% for the second year, 80% for the following two years and 90% of the total outstanding principal balance thereafter. As at December 31, 2020, these ratios were 81% (2019 - 109%). Should any of these ratios drop below the required amount, and we are unable to cure any such breach within the prescribed cure period, our obligations may become immediately due and payable at the election of the relevant lessor. In certain circumstances, this could lead to cross-defaults under our other financing agreements which in turn could result in obligations becoming due and commitments being terminated under such agreements. In November 2020, the Company declared purchase options to acquire two of these vessels for a total cost of $56.7 million with an expected completion date of May 2021 and, in March 2021, the Company declared purchase options to acquire the remaining six vessels for a total cost of $128.8 million with an expected completion date of September 2021 (note 22).

Such requirements are assessed annually or quarterly with reference to vessel valuations compiled by one or more agreed upon third parties. As at December 31, 2020, the Company was in compliance with all covenants in respect of its obligations related to finance leases.

The weighted-average interest rate on the Company's obligations related to finance leases as at December 31, 2020 was 7.8% (2019 - 7.6%).
As at December 31, 2020, the Company's total remaining commitments (including vessel purchase options declared) related to the financial liabilities of these vessels were approximately $480.9 million (2019 - $601.7 million), including imputed interest of $120.9 million (2019 - $186.9 million), repayable from 2021 through 2030, as indicated below:

Commitments
December 31, 2020
Year	$
2021	103,033
2022	43,552
2023	43,545
2024	43,656
2025	43,528
Thereafter	203,630